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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                        __________________________

                                 FORM 8-K

                              CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of  Report (Date of earliest event reported)           OCTOBER 20, 2004


                      COMMUNITY NATIONAL BANCORPORATION
            (Exact name of Registrant as specified in its charter)

          GEORGIA                      0-25437                 58-1856963
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)

    561 EAST WASHINGTON AVENUE - BOX 2619                      31714-2619
                 ASHBURN, GEORGIA                              (Zip Code)
    (Address of principal executive offices)

   Registrant's telephone number, including area code        (229) 567-9686

                                      NONE
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS
            ---------------------------------

ITEM 7.01.  REGULATION FD DISCLOSURE
            ------------------------

      October 20, 2004, Community National Bancorporation (the "Company") announced that it had completed the sale of First National Bank, a national banking association and wholly-owned subsidiary of the Company, to Gulf Atlantic Financial Group, Inc. ("Gulf Atlantic"). The sale of First National Bank was completed pursuant to the terms of the previously announced Stock Purchase and Sale Agreement (the "Sale Agreement"), originally dated October 21, 2003 and amended on January 29, 2004, June 29, 2004 and September 22, 2004.

      The total consideration received by the Company upon closing was approximately $6,000,000 million. The Company used approximately $2,900,000 million of the sale proceeds to repay the outstanding balance on its loan from Rivoli Bank, and approximately $665,000 of the sale proceeds to redeem in full its outstanding Series A Preferred Stock held by the Company's directors, including all accrued and unpaid dividends.

      In connection with the Company's sale of First National Bank, W. Paul Gephart resigned as the Company's chief financial officer, effective as of the date of the sale. Mr. Gephart had performed his duties as chief financial officer for the Company at the First National Bank location in Tarpon Springs, Florida. The Company has not yet appointed a replacement for Mr. Gephart.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (c)   Exhibits.

      Exhibit No.                    Description of Exhibit
      -----------                    ----------------------

          2.1 Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated October 21, 2003 (filed as Appendix A to the Company's
                    Schedule 14A filed on January 5, 2004 and incorporated by reference herein)

          2.2 First Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated January 29, 2004 (filed as Appendix A to the Company's Schedule 14A filed on January 30, 2004 and incorporated by reference herein)

          2.3 Second Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated June 29, 2004 (filed as Exhibit
                    2.1 to the Company's Form 8-K filed on July 2, 2004 and incorporated by reference herein)

          2.4 Third Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated September 22, 2004 (filed as
                    Exhibit 2.1 to the Company's Form 8-K filed on September 28, 2004 and incorporated by reference herein)

                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMMUNITY NATIONAL BANCORPORATION


Date: October 26, 2004                By: /s/Theron G. Reed
                                          ----------------------------
                                          Theron G. Reed
                                          President and Chief Executive Officer

                                 EXHBIT INDEX

      Exhibit No.                    Description of Exhibit
      -----------                    ----------------------

          2.1 Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated October 21, 2003 (filed as Appendix A to the Company's
                    Schedule 14A filed on January 5, 2004 and incorporated by reference herein)

          2.2 First Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated January 29, 2004 (filed as Appendix A to the Company's Schedule 14A filed on January 30, 2004 and incorporated by reference herein)

          2.3 Second Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated June 29, 2004 (filed as Exhibit
                    2.1 to the Company's Form 8-K filed on July 2, 2004 and incorporated by reference herein)

          2.4 Third Amendment to Stock Purchase and Sale Agreement between Community National Bancorporation and Gulf Atlantic Financial Group, Inc., dated September 22, 2004 (filed as
                    Exhibit 2.1 to the Company's Form 8-K filed on September 28, 2004 and incorporated by reference herein)